                                                                    EXHIBIT 1.1


                             UNDERWRITING AGREEMENT
                               (Debt Securities)

                                                               December 11, 2001

Torchmark Corporation
2001 Third Avenue South
Birmingham, Alabama 35233

Ladies and Gentlemen:

          We (the "Managers") are acting on behalf of the underwriters (including ourselves) named below (such underwriters being herein called the "Underwriters"), and we understand that Torchmark Corporation (the "Company"), a Delaware corporation, proposes to issue and sell to the several Underwriters $180,000,000 aggregate principal amount of 6 1/4 % Senior Notes due 2006 (the "Firm Underwriters' Securities" or the "Underwriters' Securities") of the Company.

          The Underwriters' Securities are being offered and sold pursuant to a shelf registration statement on Form S-3 (registration no. 333-83411) and a Rule 462 (b) Registration Statement (together, as amended to the date hereof, the "Registration Statement") filed by the Company with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended.

          Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the aggregate principal amount of Firm Underwriters' Securities set forth below opposite their names at a purchase price of 98.985% of the principal amount per Firm Underwriters' Security (the "Purchase Price").

                                                                               Principal Amount
                                                                                      of
                                                                                     Firm
                                                                                Underwriters'
                                                                                  Securities
                             Underwriters                                      to Be Purchased
                             ------------                                      ----------------
Banc One Capital Markets, Inc...............................................     $85,500,000
Banc of America Securities LLC..............................................      67,500,000
Fleet Securities, Inc.......................................................      18,000,000
SunTrust Capital Markets, Inc...............................................       9,000,000

          The Underwriters will pay for the Firm Underwriters' Securities upon delivery thereof at the offices of Sidley Austin Brown & Wood, 875 Third Avenue, New York, New York 10022 at 10:00 a.m. (New York time) on December 14, 2001, or at such other time, not later than 5:00 p.m. (New York time) on December 28, 2001, as shall be designated by us. The time and date of such payment and delivery are hereinafter referred to as the "Closing Date".

          The Underwriters' Securities shall have the terms set forth in the Prospectus dated November 30, 1999, and the Prospectus Supplement dated December 11, 2001, including the following.


Terms of Underwriters' Securities


Designation of the Underwriters'
Securities:                                  Torchmark 6 1/4%  Senior Notes due 2006

Issuer of Underwriters' Securities:          Torchmark Corporation

Aggregate Principal Amount of Firm
Underwriters' Securities:                    $180,000,000

Price to Public:                             99.585%  of principal amount per
                                             Underwriters' Security

Purchase Price:                              98.985%  of principal amount per
                                             Underwriters' Security

Closing Date:                                December 14, 2001

Form of Payment:                             Immediately available funds

Form:                                        Book-entry

Ratings:                                     S&P:  A
                                             Moody's:  Baa1
                                             Fitch:  A+
                                             A.M. Best:  A


Other Terms:

     Maturity Date:                          December 15, 2006

     Interest Rate:                          6 1/4% per annum

     Interest Payment Dates:                 June 15 and December 15 of each year,
                                             beginning June 15, 2002.

     Record Dates:                           June 1 or December 1 preceding the relevant
                                             interest payment date.

     Redemption:                             None

          Capitalized terms used above and not defined herein shall have the meanings set forth in the Prospectus and Prospectus Supplement referred to above.

          Except as set forth below, all provisions contained in the document entitled Underwriting Agreement Standard Provisions dated December 11, 2001 (the "Standard Provisions") relating to the Underwriters' Securities of the Company, a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Underwriting Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Underwriters' Security shall not be deemed to be a part of this Agreement, (iii) any references in such document to "Additional Underwriters' Securities" or "Option Closing Date" shall not be applicable in connection with the transactions contemplated hereby and
(iv) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

          Any notice by the Company to the Underwriters pursuant to this Underwriting Agreement shall be sufficient if given in accordance with Section 10 of the Standard Provisions addressed to: Banc One Capital Markets, Inc., 1 Bank One Plaza, Suite IL1-0595, Chicago, IL 60670, attention Investment Grade Securities and Banc of America Securities LLC, 9 West 57th Street, 31st Floor, New York, NY 10019, attention Lily Chang.

      Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.


                            Very truly yours,


                            BANC ONE CAPITAL MARKETS, INC.
                            BANC OF AMERICA SECURITIES LLC
                            FLEET SECURITIES, INC.

                            SUNTRUST CAPITAL MARKETS, INC.

                            By:  BANC ONE CAPITAL MARKETS, INC.

                            By:  /s/ Katherine Cokic
                               -------------------------------------
                               Name:   Katherine Cokic
                               Title:  Associate Director


                            By:  BANC OF AMERICA SECURITIES LLC

                            By:  /s/ Lily Chang
                               -------------------------------------
                               Name:   Lily Chang
                               Title:  Principal

                               Acting severally on behalf of themselves and as representatives of the Underwriters named herein.

Agreed and accepted:

TORCHMARK CORPORATION

By:   /s/ Carol A. McCoy
   -------------------------------
   Name:   Carol A. McCoy
   Title:  Vice-President, Associate
           Counsel and Secretary

                             TORCHMARK CORPORATION



                             UNDERWRITING AGREEMENT

                     STANDARD PROVISIONS (DEBT SECURITIES)










December 11, 2001

     From time to time, Torchmark Corporation, a Delaware corporation (the "Company"), may enter into one or more underwriting agreements that provide for the sale of designated securities (the "Debt Securities") to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as "this Agreement". Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

     The Debt Securities will be issued under an Indenture, dated as of February 1, 1987, as supplemented as of December 14, 2001 (together, the "Indenture"), between the Company, Bank One Trust Company, National Association and The Bank of New York, as trustee under the Indenture with respect to the Debt Securities (the "Trustee").

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-83411) for the registration of certain securities, including the Debt Securities, and a prospectus or prospectuses relating to such securities and will file with the Commission a prospectus supplement or supplements specifically relating to the Debt Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"). The term "Registration Statement" means the registration statement as amended to the date of the Underwriting Agreement and, upon the filing thereof with the Commission, a registration statement, if any (the "Rule 462 (b) Registration Statement"), with respect to the Debt Securities filed pursuant to Rule 462 (b) under the Securities Act. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the prospectus supplement (other than a preliminary prospectus supplement) specifically relating to the Debt Securities as filed with the Commission pursuant to Rule
424. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Debt Securities together with the Basic Prospectus. As used herein, the terms "Registration Statement", "Basic Prospectus", "Prospectus" and "preliminary prospectus" shall include in each case the material, if any, incorporated by reference therein.

     The term "Firm Underwriters' Securities" means the Debt Securities to be purchased by the Underwriters herein. The term "Additional Underwriters' Securities" means the additional Debt Securities, if any, that the Underwriters will have the right to purchase, severally and not jointly, solely for the purpose of covering over-allotments made in connection with the offering of the Firm Underwriters' Securities. The Firm Underwriters' Securities and the Additional Underwriters' Securities, if any, are referred to herein as the "Underwriters' Securities".

     The Company and the Underwriters agree as follows:

     1.  Public Offering. The Company is advised by the Managers that the
         ---------------
Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement is entered into as in the Managers' judgment is advisable. The terms of the public offering of the Underwriters' Securities are set forth in the Prospectus.

     2.  Payment and Delivery. Payment for the Underwriters' Securities shall be
         --------------------
made by payment in full of the requisite amount of funds specified in and in accordance with the procedures set forth in the Underwriting Agreement, upon delivery to the Managers for the respective accounts of the several Underwriters of the Underwriters' Securities registered in such names and in such denominations as the Managers shall request in writing not less than two full business days prior to the date of delivery. The time and date of such payment and delivery with respect to the Firm Underwriters' Securities are herein referred to as the "Closing Date". The time and date of such payment and delivery with respect to the Additional Underwriters' Securities, if any, are herein referred to as the "Option Closing Date".

     3.  Conditions of Underwriters' Obligations. The several obligations of the
         ---------------------------------------
Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company herein on and as of the Closing Date and, if applicable, the Option Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

         (a) Subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Date and, if applicable, the Option Closing Date,

              (i) (1) the Debt Securities shall have been assigned at least the ratings by the rating agencies set forth in the applicable Underwriting Agreement, and, on the Closing Date, the Company shall have delivered to the Managers a letter dated the Closing Date, from each such rating agency, or other evidence satisfactory to the Managers, confirming that the Debt Securities have such ratings; and (2) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Debt Securities or any of the Company's securities by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

             (ii) no stop order suspending the effectiveness of the Registration Statement (including the Rule 462 (b) Registration Statement, if applicable) shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission and there shall have been no material adverse change or any development involving a prospective material adverse change in the condition of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of the Underwriting Agreement);

             (iii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of the Underwriting Agreement) that, in the Managers' reasonable judgment, is material and adverse and that makes it, in the Managers' reasonable judgment, impracticable to market the Debt Securities on the terms and in the manner contemplated in the Prospectus; and

              (iv) the Underwriters shall have received on the Closing Date and, if applicable, the Option Closing Date, a certificate, dated the Closing Date or the Option Closing Date, as the case may be, and signed by an executive officer of the Company, or any other person authorized by the Board of Directors of the Company to execute any such written statement (an "Executive Officer"),

                   (A) to the effect set forth in Sections 3(a)(i)(2) and
              3(a)(ii) hereof (in the case of the certificate signed by an Executive Officer of the Company); and

                   (B) to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date or the Option Closing Date, as the case may be, and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date or the Option Closing Date, as the case may be.

     The Executive Officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

         (b) The Underwriters shall have received on the Closing Date and, if applicable, the Option Closing Date, an opinion of Carol A. McCoy, Esq., Vice President, Associate Counsel and Secretary for the Company, dated the Closing Date or the Option Closing Date, as the case may be, in substantially the form set forth as Exhibit A.

         (c) The Underwriters shall have received on the Closing Date and, if applicable, the Option Closing Date, an opinion of Maynard, Cooper & Gale, P.C., special counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, in substantially the form set forth as Exhibit B.

         (d) The Underwriters shall have received on the Closing Date and, if applicable, the Option Closing Date, an opinion of Sidley Austin Brown & Wood LLP, counsel for the Underwriters, dated the Closing Date or the Option Closing Date, as the case may be, in substantially the form set forth as Exhibit C.

         (e) The Underwriters shall have received (i) on the date of the Underwriting Agreement a letter dated such date, (ii) on the Closing Date a letter dated the Closing Date and, (iii) if applicable, on the Option Closing Date a letter dated the Option Closing Date, in each case in form and substance satisfactory to the Managers, from the independent public accountants of the Company, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus.

     4.  Certain Covenants of the Company. In further consideration of the
         --------------------------------
agreements of the Underwriters contained in this Agreement, the Company covenants as follows:

          (a) To furnish the Managers, without charge, as many copies of the Registration Statement, including exhibits and materials, if any, incorporated by reference therein and, during the period mentioned in paragraph (c) below, the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement, as the Managers may reasonably request. The terms "supplement" and "amendment" or "amend" as used in this Agreement with respect to the Registration Statement, Prospectus or preliminary prospectus shall include all documents filed by the Company with the Commission subsequent to the date of the Basic Prospectus, pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which are deemed to be incorporated by reference in the Prospectus.

          (b) Before amending or supplementing the Registration Statement (or filing the Rule 462 (b) Registration Statement, if applicable) or the Prospectus with respect to the Debt Securities, to furnish the Managers a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Managers reasonably object promptly after reasonable notice thereof.

          (c) If, during such period after the commencement of the public offering of the Debt Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered with respect thereto, any event shall occur or condition exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith at its own expense, to amend or to supplement the Prospectus and to furnish such amendment or supplement to the Underwriters, so as to correct such statement or omission or effect such compliance.

          (d) To qualify the Debt Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Managers shall reasonably request and to pay all reasonable expenses (including fees and disbursements of counsel) in connection with such qualification.

          (e) To make generally available to the Company's security holders as soon as practicable an earnings statement of the Company covering a twelve month period beginning after the date of the Underwriting Agreement (but in no event commencing later than 90 days after such date), which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder and to advise the Managers in writing when such statement has been made available.

          (f) During a period of 90 days from the date of the Underwriting Agreement, without the prior written consent of the Managers, on behalf of the Underwriters, not to offer, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, any

     Debt Securities or any securities of the Company that are substantially similar to the Debt Securities including, but not limited to, any securities that are convertible into or exercisable or exchangeable for or that represent the right to receive Debt Securities or any such substantially similar securities of the Company (other than the Debt Securities offered hereby).

          (g) Whether or not any sale of Debt Securities is consummated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company under the Underwriting Agreement, including, without limitation: (i) the preparation and filing of the Registration Statement (including the Rule 462 (b) Registration Statement, if any) and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Debt Securities, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the qualification of the Debt Securities under securities or Blue Sky laws in accordance with the provisions of Section 4(d) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the printing or producing and delivery of any Blue Sky or legal investment memoranda, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, (vi) the filing fees incident to, and the fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Debt Securities, (vii) any fees charged by rating agencies for the rating of the Debt Securities and (viii) all costs and expenses, if any, incident to listing the Debt Securities on the New York Stock Exchange.

          (h) If the Company elects to rely upon Rule 462 (b), the Company shall file a Rule 462 (b) Registration Statement with the Commission in compliance with Rule 462 (b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462 (b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111 (b) under the Act.

     5.  Representations and Warranties of the Company. The Company represents
         ---------------------------------------------
and warrants to each Underwriter that: (a) (i) each document filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations thereunder, (ii) the Registration Statement (including the Rule 462 (b) Registration Statement, if any) and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations thereunder, (iii) each part of the Registration Statement (including the Rule 462 (b) Registration Statement, if any) (including the documents incorporated by reference therein) and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission) filed with the Commission pursuant to the Securities Act relating to the Debt Securities, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iv) the Prospectus, as of its date, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the above representations and warranties do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information furnished to the Company in writing by any Underwriter expressly for use therein or to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the trustee referred to in the Registration Statement.

          (b) The Registration Statement (including the Rule 462 (b) Registration Statement, if any) has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (d) Each "significant subsidiary" (within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission) (the "Significant Subsidiaries") of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

          (e) Each of the Company and its Significant Subsidiaries engaged in the business of insurance are duly organized and licensed as insurance companies or insurance holding companies, as the case may be, in their respective jurisdictions of incorporation (if so required) and, in the case of the Company, each other jurisdiction where it is required to be so licensed or authorized to conduct its business, and, in the case of the Significant Subsidiaries engaged in the business of insurance, each other jurisdiction in which such Significant Subsidiary has written 5% or more of the total amount of premiums written by it during each of the last two calendar years, except for any such jurisdictions in which the failure to be so licensed or authorized would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; neither the Company nor any Significant Subsidiary engaged in the business of insurance has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, license, certificate, permit, registration or qualification from such insurance regulatory authority is needed to be obtained by the Company or any such Significant Subsidiary in any case where it would be reasonably expected that failure to obtain any such additional authorization, approval, order, consent, license, certificate, permit, registration or qualification would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (f) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (g) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized by the Company and, upon execution and delivery thereof by the Company (and assuming due authorization, execution and delivery by the Indenture Trustee), will, as of the Closing Date, be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (h) The Debt Securities, which will constitute senior unsubordinated indebtedness of the Company, have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture, and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be entitled to the benefits of the Indenture, and will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Indenture and the Debt Securities, and the issuance and sale of the Debt Securities as contemplated in the Underwriting Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Underwriting Agreement, the Indenture and the Debt Securities except such as have been obtained or may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Debt Securities.

          (j) Neither the Company nor any Significant Subsidiary is in violation of its certificate of incorporation or by-laws; neither the Company nor any Significant Subsidiary is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such defaults that will not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of the Underwriting Agreement).

          (l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          (m) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (n) The Company is not and, after giving effect to the offering and sale of the Debt Securities and the application of the proceeds thereof as described in the Prospectus, will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (o) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (p) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (q) Deloitte & Touche LLP, and, with respect to the financial statements and supporting schedules for the year ended December 31, 1998, KPMG LLP, the accountants who certified the financial statements and supporting schedules included in or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder.

     6.  Indemnification and Contribution. (a) The Company agrees to indemnify
         --------------------------------
and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and any amounts paid in settlements arising out of or caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Rule 462 (b) Registration Statement, if any) or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or arising out of or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent that such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by any Underwriter expressly for use therein; provided, however, that the foregoing indemnity
                           --------  -------
agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Debt Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplement thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Debt Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 4(a) hereof.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus or any amendments or supplements thereto.

     (c) If any proceeding (including any government investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to retain counsel reasonably satisfactory to the indemnified party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties, and that all such fees and expenses shall be paid as they are incurred. Such firm shall be designated in writing by the Managers in the case of parties indemnified pursuant to the second preceding paragraph and by the Company in the case of parties indemnified pursuant to the immediately preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under Section 6(a) or 6(b) in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Debt Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other in connection with the offering of the Debt Securities shall be deemed to be in the same proportion as the total net proceeds from the offering of such Debt Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters in respect thereof. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Debt Securities underwritten and distributed to the public by such Underwriter were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriter's obligations to contribute pursuant to this Section 6 are several, in proportion to the respective principal amounts of Debt Securities purchased by each of such Underwriters, and not joint.

     (f) The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company in this Agreement shall remain operative and in full force and affect regardless of (i) any termination of this Agreement, (ii) any investigation made by any Underwriter or on behalf of any Underwriter or any person controlling any Underwriter or buyer on behalf of the Company, its directors or officers or any person controlling the Company and (iii) acceptance of and payment for any of the Debt Securities.

     7.  Termination in Certain Events. This Agreement, and with respect to the
         -----------------------------
Option Closing Date, if any, the obligations of the Underwriters to purchase and of the Company to sell, the Additional Underwriters' Securities to be purchased and sold on the Option Closing Date, shall be subject to termination in the absolute discretion of the Managers, by notice given to the Company , if (a) after the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or on any other exchange on which the Debt Securities are listed, (ii) a general moratorium on commercial banking activities in the State of New York shall have been declared by either Federal or New York State authorities, (iii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or (v) there shall have occurred any material adverse change in the financial markets, material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude and severity in its effect on the financial markets of the United States and (b) such event singly or together with any other such event makes it, in the reasonable judgment of the Managers, impracticable to market the Debt Securities on the terms and in the manner contemplated in the Prospectus.

     8.  Defaulting Underwriters. If, on the Closing Date or the Option Closing
         -----------------------
Date, as the case may be, any one or more of the Underwriters shall default in its or their obligations to take up and pay for the Debt Securities or otherwise fail or refuse to purchase Debt Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Debt Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal of the Debt Securities to be purchased on such date, the non-defaulting Underwriters may make arrangements satisfactory to the Company and the non-defaulting Underwriters for the purchase of such Debt Securities, but if no such arrangements are made, the non-defaulting Underwriters shall be obligated severally in the proportions which the aggregate principal amount of Debt Securities set forth opposite their names in the Underwriting Agreement bear to the aggregate principal amount of Debt Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Managers may specify, to purchase the Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of
              --------
Debt Securities which any non-defaulting Underwriter has agreed to purchase pursuant to the Underwriting Agreement be increased pursuant to this paragraph by an amount in excess of one-ninth of such principal amount of Debt Securities without the written consent of such non-defaulting Underwriter. In any such case either the Managers or the Company shall have the right to postpone the Closing Date, or the Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If any Underwriter or Underwriters shall fail or refuse to purchase Debt Securities and the aggregate principal amount of Debt Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Debt Securities, and arrangements satisfactory to the Managers and the Company for the purchase of such Debt Securities are not made within 36 hours after such default, this Agreement, or with respect to the Option Closing Date, the obligations of the Underwriters to purchase and of the Company to sell, the Additional Underwriters' Securities to be purchased and sold on the Option Closing Date, will terminate without liability on the part of any non-defaulting Underwriter or of the Company. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     9.  Reimbursement of Underwriters' Expenses. If this Agreement shall be
         ---------------------------------------
terminated by the Underwriters or any of them because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement, with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel itemized in detail reasonably satisfactory to the Company) reasonably incurred by such Underwriters in connection with the Debt Securities.

     10.  Notices.  All notices and other communications hereunder shall be in
          -------
writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified in this Section 10. Notices to the Underwriters shall be directed as provided in the Underwriting Agreement. Notices to the Company shall be directed to it at 2001 Third Avenue, South Birmingham, Alabama 35233-2186, attention of General Counsel

     11.  Counterparts. This Agreement may be signed in any number of
          ------------
counterparts, each of which shall be an original, with the same affect as if the signatures thereto and hereto were upon the same instrument.

     12.  Governing Law. This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of New York.

     13.  Parties In Interest. This Agreement has been and is made solely for
          -------------------
the benefit of the Underwriters and the Company , and the controlling persons, directors and officers referred to in Section 6 hereof, and their respective successors, assigns, executors and administrators. No other person shall acquire or have any right under or by virtue of this Agreement.

     14.  Section Headings. The Section headings in this Agreement have been
          ----------------
inserted as a matter of convenience of reference and are not a part of this Agreement.

                                                                       EXHIBIT A


                    FORM OF OPINION OF CAROL A. MCCOY, ESQ.
                VICE PRESIDENT, ASSOCIATE COUNSEL AND SECRETARY
                                FOR THE COMPANY

                                                                          [Date]

[Names and Addresses of  Underwriters]

Dear Ladies and Gentlemen:

     I am Vice President, Associate Counsel and Secretary of Torchmark Corporation, a Delaware corporation (the "Company"), and, as such, have served as counsel for the Company in connection with the issuance and sale to the several Underwriters named in the Underwriting Agreement dated December [_], 2001 (the "Underwriting Agreement") of $[_] in principal amount of [_]% Senior Notes due [_] (the "Debt Securities"). Terms used in this opinion and not otherwise defined have the same meanings as in the Underwriting Agreement.

     The Debt Securities are to be issued pursuant to an indenture, dated as of February 1, 1987 and supplemented as of December [_], 2001, between the Company, Bank One Trust Company, National Association and The Bank of New York, as indenture trustee with respect to the Debt Securities, and an Officer's Certificate, dated as of such date and issued pursuant thereto (collectively, the "Indenture").

     I am familiar with and have examined such documents and records as I deemed necessary to render this opinion, including the Underwriting Agreement, the Indenture and forms of the Debt Securities.

     In my examination I have assumed but have not independently verified the genuineness of all signatures on all documents examined by me, the conformity to original documents of all documents submitted to us as certified or facsimile copies and the authenticity of all such documents.

     Based on the foregoing, and subject to the qualifications hereinafter set forth, I am of the opinion that:

          (i) the Company (1) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and (2) is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          (ii) each of Liberty National Life Insurance Company, Globe Life And Accident Insurance Company, United American Insurance Company, United Investors Life Insurance Company and American Income Life Insurance Company (collectively, the "Designated Subsidiaries"), (1) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and (2) is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each such Designated Subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable and are owned directly or indirectly by the Company free and clear of any and all liens, encumbrances, equities or claims;

          (iii) each Designated Subsidiary is duly qualified and/or licensed to transact the business of insurance and is in good standing in each jurisdiction in which, during either of the last two calendar years, it wrote five percent (5%) or more of the total premiums written by it;

          (iv) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Indenture and the Debt Securities, and the issuance and sale of the Debt Securities as contemplated in the Underwriting Agreement, will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to my knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Underwriting Agreement, the Indenture and the Debt Securities, except such as have been obtained or may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Debt Securities;

          (v) after due inquiry, I do not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or to be filed as required;

          (vi) the statements (a) in Part I of the Annual Report on Form 10-K of the Company for the year ended December 31, 2000, under the captions
     "Item 1--Business--Regulation" and "Item 3--Legal Proceedings" and (b) in
     Part II of the Quarterly Reports on Form 10-Q of the Company for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001, under the caption "Item I--Legal Proceedings", in each case insofar as such statements constitute summaries of legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein in all material respects; and

          (vii) I am of the opinion that each document incorporated by reference in the Registration Statement and the Prospectus (other than the financial statements, notes, and schedules and other financial data included or incorporated by reference in such documents, as to which I express no opinion) complied as to form when filed with the Securities and Exchange Commission in all material respects with the Securities Exchange Act of 1934, as amended, and the rules and the regulations of the Securities and Exchange Commission thereunder.

     I am licensed to practice law only in the State of Alabama, and, accordingly, I offer no opinion as to the application of decisions or statutory law (including conflict of law rules) of any jurisdiction other than the State of Alabama, the State of Delaware and the United States of America.

     This opinion is delivered pursuant to Section 3(b) of the Underwriting Agreement at the request of the Company and is intended solely for your use as Underwriters. As such, it may not be relied upon by any other person or for any other purpose other than for the legal conclusions expressed herein.

                                 Very truly yours,

                                 Carol A. McCoy, Esq.

                                                                       EXHIBIT B



                FORM OF OPINION OF MAYNARD, COOPER & GALE, P.C.
                        SPECIAL COUNSEL FOR THE COMPANY


                                                                          [Date]



[Names and Addresses of Underwriters]

Dear Ladies and Gentlemen:

     We have acted as special counsel for Torchmark Corporation, a Delaware corporation (the "Company"), in connection with the issuance and sale by the Company to the Several Underwriters named in the Underwriting Agreement, dated December [_], 2001 (the "Underwriting Agreement"), of $[_] in principal amount of [_]% Senior Notes due [_] (the "Debt Securities"). Terms used in this opinion and not otherwise defined have the same meanings as in the Underwriting Agreement.

     The Debt Securities are to be issued pursuant to an indenture, dated as of February 1, 1987 and supplemented as of December [_], 2001, between the Company, Bank One Trust Company, National Association and The Bank of New York, as indenture trustee with respect to the Debt Securities, and an Officer's Certificate, dated as of such date and issued pursuant thereto, (collectively, the "Indenture").

     We have participated in the preparation of the Company's Registration Statement on Form S-3 (File No. 333-83411) (other than the documents incorporated by reference in the prospectus included therein (the "Incorporated Documents")) filed with the Securities and Exchange Commission (the "Commission") pursuant to the provisions of the Securities Act of 1933, as amended (the "Securities Act"). Although we did not participate in the preparation of the Incorporated Documents, we have reviewed such documents. In addition, we have reviewed evidence that the Registration Statement was declared effective under the Securities Act and that the Indenture was qualified under the Trust Indenture Act of 1939, as amended, on November 30, 1999. The registration statement (including the Incorporated Documents and the prospectus supplement dated December [_], 2001 specifically relating to the Debt Securities (the "Prospectus Supplement")) as amended to the date of the Prospectus Supplement, and including the registration statement on Form S-3 (File
No. 333-____) filed by the Company on December 11, 2001 pursuant to Rule 462
(b) under the Securities Act (the "Rule 462 (b) Registration Statement), is hereinafter referred to as the "Registration Statement", and the prospectus included in the Registration Statement (the "Basic Prospectus") as supplemented by the Prospectus Supplement is hereinafter referred to as the "Prospectus".

     As special counsel, we have examined the Underwriting Agreement, the Indenture and the forms of Debt Securities, and originals or copies of certain corporate documents of the Company; certificates and statements of public officials, corporate agents, officers of the Company, and other persons; and such other documents as we have deemed necessary as a basis for our opinions set forth below. In this connection, we have assumed the genuineness of all signatures and the authenticity and correctness of all copies of documents examined. Also, we have relied upon such certificates and statements of public officials, corporate agents, officers of the Company, and other persons with respect to the accuracy of material factual matters that were not independently established.

     Based on the foregoing, and subject to the qualifications hereinafter set forth, we are of the opinion that:

          (i) The Underwriting Agreement has been duly authorized, executed and delivered by the Company;

          (ii) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (iii) The Debt Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the Underwriting Agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with its terms and entitled to the benefits of the Indenture, except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (iv) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Indenture and the Debt Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company;

          (v) No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Underwriting Agreement, the Indenture and the Debt Securities except such as have been obtained or may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Debt Securities;

          (vi) The Company is not, and after giving effect to the issuance of the Debt Securities and assuming the application of the proceeds thereof as described in the Prospectus, will not be, required to register as an "investment company" under the Investment Company Act of 1940, as amended;

          (vii) The statements (a) in the Basic Prospectus under the caption "Description of Securities--Description of Debt Securities," (b) in the Prospectus Supplement under the captions "Description of Senior Notes" and "Underwriting" and (c) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein in all material respects.

     We have not ourselves checked the accuracy, completeness or fairness of, or otherwise verified, the information furnished with respect to other matters in the Registration Statement (including the Rule 462 (b) Registration Statement, if any) or Prospectus. We have generally reviewed and discussed with your representatives and with certain officers and employees of, and counsel and independent public accountants for the Company, the information furnished, whether or not subject to our check and verification. On the basis of such consideration, review and discussion, but without independent check or verification, except as stated, nothing has come to our attention that causes us to believe that (i) the Registration Statement (including the Rule 462 (b) Registration Statement, if any) and the Prospectus (except for the financial statements and financial schedules and other financial data included or incorporated by reference therein, as to which we express no belief, and except for that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification of the trustees referred to in the Registration Statement (the "Form T-1")) do not comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement (except for the financial statements and financial schedules and other financial data included or incorporated by reference therein, as to which we express no belief, and except for the Form T-1), at the time the Registration Statement (or, if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time such amendment became effective or at the time of the most recent such filing, as the case may
be) became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) the Prospectus (except for the financial statements and financial schedules and other financial data included or incorporated by reference therein, as to which we express no belief, and except for the Form T-1), as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     We are members of the Bar of the State of Alabama, and this opinion is limited in all respects to the laws of the State of Alabama, the General Corporation Law of the State of Delaware, and the United States of America. As to all matters governed by the laws of the State of New York with respect to our opinions in paragraphs (ii) and (iii), we are relying on the opinion dated today of your counsel, Sidley Austin Brown & Wood LLP.

     This opinion is being delivered to you at the request of the Company in connection with the Underwriting Agreement and the transactions contemplated by the Underwriting Agreement, and may not be relied on by any other person or for any other purpose without our prior written consent.

                                 Very truly yours,

                                                                       EXHIBIT C



               FORM OF OPINION OF SIDLEY AUSTIN BROWN & WOOD LLP
                          COUNSEL FOR THE UNDERWRITERS


                                                                          [Date]



[Names and Addresses of Underwriters]

Dear Ladies and Gentlemen:

  We have acted as counsel for the Underwriters named in the Underwriting Agreement (the "Underwriting Agreement"), dated December [_], 2001, among Torchmark Corporation, a Delaware corporation (the "Company"), and said Underwriters, relating to the issuance and sale by the Company and the purchase
by the Underwriters, severally and not jointly, of $[      ] aggregate principal
amount of [_]% Senior Notes due 20__ (the "Notes") to be issued pursuant to an indenture, dated as of February 1, 1987, as supplemented or amended by the indenture supplement, dated as of December [_], 2001 (together, the "Indenture"), between the Company, Bank One Trust Company, National Association and The Bank of New York, as trustee under the Indenture with respect to the Notes (the "Trustee"). This opinion is furnished to you pursuant to Section 3(d) of the Underwriting Agreement. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Underwriting Agreement.

  As counsel to the Underwriters, we have examined such documents and records as we deemed appropriate, including the following:

  1. Copy, certified as of a recent date by the Secretary of State of the State of Delaware, of the Certificate of Incorporation of the Company.

  2. Certificate of recent date of the Secretary of State of the State of Delaware as to the due incorporation and good standing of the Company.

  3. Copies, certified by the Secretary of the Company to be true, complete and correct copies, of resolutions duly adopted by the Board of Directors of the Company on [_] [and resolutions duly adopted by the Finance Committee of the Board of Directors on [_] ] relating to, among other matters, authorization of the issuance and sale of the Notes and preparation and filing of a registration statement with the Securities and Exchange Commission (the "Commission"), and a copy, certified by the Secretary of the Company to be true and complete, of the bylaws of the Company as in effect on the date of such resolutions and at all times thereafter up to and including the date hereof.

  4. Certain minute book records of the Company and certain of its subsidiaries as furnished to us by the Company.

  5. Executed counterparts of the Underwriting Agreement.

  6. Executed counterparts of the Indenture.

  7. Specimen, certified by the Secretary of the Company to be a true and correct specimen, of the global Note.

  8. Conformed copies of the Registration Statement on Form S-3 (File No. 333-83411), Pre-Effective Amendment No. 1, Post-Effective Amendment No. 1 and Post-Effective Amendment No. 2 thereto, filed by the Company with the Commission on July 21, 1999, September 17, 1999, October 26, 2001 and
  December [_], 2001 respectively, pursuant to the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations promulgated by the Commission thereunder (the "1933 Act Regulations"), and of the Registration Statement on Form S-3 (File No. 333-_____) filed by the Company with the Commission on December 11, 2001 pursuant to Rule 462 (b) under the 1933 Act (the "Rule 462 (b) Registration Statement"), relating to, among other things, debt securities, including the Notes (such Registration Statement, in the form in which it became effective on December 11, 2001 by the filing of Post-Effective Amendment No. 2 thereto, together with the Rule 462 (b) Registration Statement, and the Prospectus, dated November 30, 1999, constituting a part of such Registration Statement, as supplemented by a Prospectus Supplement, dated December [_], 2001, relating to the Notes, including (except as otherwise specified) the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively).

  9. Evidence satisfactory to us to the effect that the Registration Statement became effective under the 1933 Act.

    In rendering this opinion, we have relied, as to matters of fact, upon representations and certificates of officers and employees of the Company and its subsidiaries, certificates of third parties and certificates of governmental authorities, and we have assumed the genuineness of signatures of all persons signing any documents, the authority of all persons signing any document on behalf of parties thereto, the authority of all governmental authorities, the truth and accuracy of all matters of fact set forth in all certificates furnished to us, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies.

    We have also assumed the conformity of the documents filed with the Commission via the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"), except for required EDGAR formatting changes, to physical copies of the documents delivered to the Company and submitted for our examination.

    Based upon the foregoing, and subject to the limitations, qualifications and exceptions set forth herein, we are of the opinion that:

     (i) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     (ii) The Indenture has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by fraudulent conveyance, bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws relating to or affecting creditors' rights generally or by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or law.

     (iii) The Notes have been duly authorized by the Company and, when duly executed and delivered by the Company and authenticated by the Trustee in the manner provided in the Indenture and delivered against payment of the purchase price therefor specified in the Underwriting Agreement, will be entitled to the benefits of the Indenture and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by fraudulent conveyance, bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws relating to or affecting creditor's rights generally or by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or law.

     (iv) The Notes and the Indenture conform as to legal matters in all material respects to the descriptions thereof contained in the Prospectus.

     We have participated in conferences with officers and representatives of the Company, representatives of the independent accountants of the Company, and representatives of the Underwriters at which the contents of the Registration Statement (including the Rule 462 (b) Registration Statement, if any) and the Prospectus and related matters were discussed, but we have not participated in the preparation of the documents incorporated by reference in the Registration Statement (including the Rule 462 (b) Registration Statement, if any) and the Prospectus and, accordingly, our knowledge of those documents is limited to our review thereof. We have made no independent check or verification of the accuracy, completeness or fairness of the statements contained in the Registration Statement (including the Rule 462 (b) Registration Statement, if any) or the Prospectus (other than as stated in paragraph (iv) above) and we are not passing upon or assuming any responsibility therefor (other than as described above). Nothing, however, has come to our attention that would lead us to believe that (i) the Registration Statement (including the Rule 462 (b) Registration Statement, if any) and the Prospectus (excluding the documents incorporated by reference in the Prospectus and except for the financial statements and supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we express no belief, and except for that part of the Registration Statement that constituted the Statements of Eligibility and Qualification of the trustees referred to in the Registration Statement (the "Form T-1s")), do not comply as to form in all material respects with the requirements of the 1933 Act and the applicable rules and regulations thereunder, (ii) the Registration Statement (except for financial statements and supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we express no belief and except for the Form T-1s), on its effective date (or, if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time such amendment became effective or at the time of the most recent such filing, as the case may be) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) that the Prospectus (except for financial statements and supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we express no belief, and except for the Form T-
1s), at the applicable date of the Prospectus or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     We have examined the opinions of (a) Carol A. McCoy, Esq., Vice President, Associate Counsel and Secretary of the Company and (b) Maynard, Cooper & Gale, P.C., special counsel for the Company, each dated the date hereof and delivered to you pursuant to Sections 3(b) and 3(c), respectively, of the Underwriting Agreement, and we believe that such opinions are substantially responsive to the requirements therefor.

     We express no opinion as to the laws of any jurisdiction other than the laws of the State of New York (excluding the municipal laws or the laws, rules and regulations of any local agencies or governmental authorities of or within the State of New York), the General Corporation Law of the State of Delaware, and the federal laws of the United States of America. The opinions expressed herein are given as of the date hereof, and we undertake no obligation to supplement this letter if any applicable laws change after the date hereof or if we become aware of any facts that might change the opinions expressed herein after the date hereof or for any other reason.

     This opinion is solely for the benefit of the Underwriters and may not be relied upon in any manner whatsoever by any other person or entity without our express written consent, except that Maynard, Cooper & Gale, P.C., special counsel to the Company, may rely on our opinions in paragraphs (ii) and (iii) as to matters governed by the laws of the State of New York in rendering their opinion to be delivered pursuant to the Underwriting Agreement.

                                        Very truly yours,